                                                                    Exhibit 99.1

                                NATIONAL CITY(R)

                                    UNAUDITED
                   MID-QUARTER UPDATE TO FINANCIAL SUPPLEMENT
                                 AUGUST 31, 2004





                                TABLE OF CONTENTS

REVIEW OF FINANCIAL TRENDS                                                    3
CONSOLIDATED SELECTED AVERAGE BALANCES                                        6
CAPITALIZATION                                                                7
FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS                            7
CONSUMER AND SMALL BUSINESS FINANCIAL SERVICES PERFORMANCE MEASURES           8
ASSET MANAGEMENT PERFORMANCE MEASURES                                         9
MORTGAGE BANKING STATISTICS                                                   9
FIRST FRANKLIN ORIGINATION AND PORTFOLIO STATISTICS                          10

                   MID-QUARTER UPDATE TO FINANCIAL SUPPLEMENT
                        SUMMARY OF PRESENTATION CHANGES

PRESENTATION CHANGES TO THIS MID-QUARTER UPDATE TO FINANCIAL SUPPLEMENT ARE AS
FOLLOWS:

CAPITALIZATION - PAGE 7

Average basic, average diluted, and ending common shares outstanding were added to this section.

FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS - PAGE 7

Full-time equivalent employees for each business unit within National Consumer Finance (NCF) are now disclosed separately in this section.


CONSUMER AND SMALL BUSINESS FINANCIAL SERVICES PERFORMANCE MEASURES - PAGE 8

Total average deposit balances for Consumer & Small Business Financial Services (C&SBFS) were added to this section. Additionally, metrics for personal deposits, business deposits, and time deposits were restated and now reflect metrics for all business units within C&SBFS. Previously, Dealer Finance, Education Finance, and National City Card Services were not included in these metrics.

NATIONAL CITY CORPORATION
REVIEW OF FINANCIAL TRENDS

This section contains forward-looking statements. Forward-looking statements provide current expectations or forecasts of future events and are not guarantees of future performance, nor should they be relied upon as representing management's views as of any subsequent date. The forward-looking statements are based on management's expectations and are subject to a number of risks and uncertainties. Although management believes the expectations reflected in such forward-looking statements are reasonable, actual results may differ materially from those expressed or implied in such statements. Risks and uncertainties that could cause actual results to differ materially include, without limitation, the Corporation's ability to effectively execute its business plans; changes in general economic and financial market conditions; changes in interest rates; changes in the competitive environment; continuing consolidation in the financial services industry; new litigation or changes in existing litigation; losses, customer bankruptcy, claims and assessments; changes in banking regulations or other regulatory or legislative requirements affecting the Corporation's business; and changes in accounting policies or procedures as may be required by the Financial Accounting Standards Board or other regulatory agencies. Additional information concerning factors that could cause actual results to differ materially from those expressed or implied in forward-looking statements is available in the Corporation's Annual Report on Form 10-K for the year ended December 31, 2003, and subsequent filings with the United States Securities and Exchange Commission (SEC). Copies of these filings are available at no cost on the SEC's Web site at www.sec.gov or on the Corporation's Web site at www.NationalCity.com. Management may elect to update forward-looking statements at some future point; however, it specifically disclaims any obligation to do so.

GENERAL

On July 1, 2004, the Corporation completed its acquisition of Provident Financial Group, Inc. (Provident), a Cincinnati-based bank holding company operating 65 branch banking offices in southwestern Ohio and northern Kentucky. This transaction was effected by the issuance of 57 million shares of National City common stock and 70,272 shares of convertible preferred stock. Assets, liabilities, and results of operations for Provident are included in the Corporation's financial results beginning with the month of July.

Overall, business trends remain positive. Commercial loan activity, while clearly more robust than over the course of 2003, is still mixed across the Corporation's markets, as many middle market customers remain cautious and competition intensifies. Credit quality remains sound across the board. Conventional residential mortgage activity has been somewhat better than expected, owing to a decline in mortgage rates relative to the second quarter. Non-prime mortgage (First Franklin) production is down slightly from the record levels of the second quarter. Home equity volumes continue to be very strong. Core deposit growth, excluding the effect of the Provident acquisition, has slowed due to a more competitive environment and as the result of management actions to maintain deposit margins.

EARNING ASSETS, NET INTEREST MARGIN, AND NET INTEREST INCOME

Earning assets have increased from the second quarter, despite a declining mortgage warehouse (mortgage loans held for sale), mainly due to the acquisition of Provident. The Provident transaction added approximately $9.1 billion of portfolio loans, primarily commercial, commercial real estate, and home equity lines of credit, and $9.9 billion of deposits to the balance sheet. This growth in earning assets is driving higher net interest income, with net interest margin relatively stable.

NONINTEREST INCOME AND EXPENSE

Mortgage banking revenue at National City Mortgage is benefiting from stable to declining mortgage rates in the third quarter. Hedging results have been good, with net gains generated through August. First Franklin production and sales remain at near-record levels, but gain-on-sale margins have narrowed relative to the first half. No unusual income items have been recorded or are anticipated this quarter.

The acquisition of Provident in July will result in an increase to third quarter noninterest expenses of approximately $200 million, mainly personnel, occupancy and equipment, and intangible asset amortization. Certain of these expenses, such as retention bonuses, will gradually decline over the balance of the year, while integration-related expenses will increase prior to systems conversion in the first quarter of 2005. Management estimates that total merger-related charges, including both Provident and Allegiant, will be $80 million to $100 million in the second half of 2004, with the majority of such costs incurred in the fourth quarter.

CREDIT QUALITY

Nonperforming loans and other problem assets increased in July due to the inclusion of the Provident portfolio. Major indicators relative to commercial credit quality continue to improve. Consumer credit trends are stable.

CAPITAL

In July and August, 10.4 million shares were repurchased in the open market, bringing the total number of shares acquired under the 50 million share program authorized by the Board in February to 19.4 million. The pace of repurchases slowed in August. Management intends to continue repurchasing shares over the balance of the year, subject to market conditions and applicable laws and regulations, while maintaining a tangible equity to tangible assets ratio of at least 6.5 percent.

OTHER

The pending $180 million cash acquisition of Wayne Bancorp, an $825 million banking company operating 26 branches in several northeastern Ohio counties, has been approved by the Federal Reserve Board. Wayne shareholders will vote on the transaction on September 22, with closing expected in the fourth quarter.

The previously announced sale of National Processing, Inc., the Corporation's 83%-owned subsidiary, for $26.60 per National Processing share or $1.4 billion in cash, is expected to occur in the fourth quarter, subject to shareholder approval and satisfaction of closing conditions specified in the merger agreement.

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                   MID-QUARTER UPDATE TO FINANCIAL SUPPLEMENT
                     CONSOLIDATED SELECTED AVERAGE BALANCES
                                ($ IN MILLIONS)



                                                                             AUGUST          JULY           JUNE           MAY
                                                                              2004           2004           2004           2004
                                                                      -----------------------------------------------------------
ASSETS
--------------------------------------------------------------------
  AVAILABLE FOR SALE SECURITIES, AT COST                                      $9,618         $9,923         $6,541         $6,656

  PORTFOLIO LOANS:
    Commercial                                                               $24,523        $24,980        $19,596        $19,657
    Commercial construction                                                    2,820          2,771          2,279          2,259
    Real estate - commercial                                                  12,026         11,947         10,967         10,940
    Real estate - residential                                                 29,592         29,277         28,352         27,945
    Home equity lines of credit                                               16,294         15,626         13,342         12,845
    Credit card and other unsecured lines of credit                            2,282          2,252          2,189          2,257
    Other consumer                                                             7,545          7,435          7,040          7,130
                                                                      -----------------------------------------------------------
      TOTAL PORTFOLIO LOANS                                                  $95,082        $94,288        $83,765        $83,033
                                                                      ===========================================================

  LOANS HELD FOR SALE OR SECURITIZATION:
    Commercial                                                                   $17           $148            $24            $15
    Commercial real estate                                                       348            357              -              -
    Mortgage:
       National City Mortgage Co.                                              8,498          9,424         10,861         11,832
       First Franklin                                                          2,402          2,875          2,962          2,580
       National City Home Loan Services (formerly Altegra)                         3              3              5             68
       Provident PCFS                                                             86            145              -
                                                                      -----------------------------------------------------------
    Total mortgage loans held for sale                                        10,989         12,447         13,828         14,480
    Automobile loans held for securitization                                       -              -              -
                                                                      -----------------------------------------------------------
      TOTAL LOANS HELD FOR SALE OR SECURITIZATION                            $11,354        $12,952        $13,852        $14,495
                                                                      ===========================================================

LIABILITIES
--------------------------------------------------------------------
  DEPOSITS:
    Noninterest bearing                                                      $18,722        $18,741        $17,279        $18,127
    NOW and money market accounts                                             29,715         30,159         28,626         28,696
    Savings accounts                                                           2,648          2,774          2,584          2,594
    Consumer time                                                             16,337         16,217         13,618         13,471
                                                                      -----------------------------------------------------------
      CORE DEPOSITS                                                           67,422         67,891         62,107         62,888
    Other                                                                      5,373          5,161          1,180          1,107
    Foreign                                                                    9,447         10,253          9,701         10,100
                                                                      -----------------------------------------------------------
      TOTAL DEPOSITS                                                         $82,242        $83,305        $72,988        $74,095
                                                                      ===========================================================
  Federal funds borrowed and security repurchase agreements                   $8,012         $8,667         $8,236         $7,719
  Borrowed funds                                                                 800            958          1,803          1,297
  Long-term debt                                                              25,688         24,438         20,533         20,295

MEMO:
Noninterest bearing mortgage escrow principal and
  interest (P&I) balances                                                     $2,720         $2,771         $2,911         $3,916
Noninterest bearing mortgage escrow taxes and
  insurance (T&I) balances                                                     1,381          1,340          1,185          1,132
Noninterest bearing deposits excluding P&I and T&I balances                   14,621         14,630         13,183         13,079
Core deposits excluding P&I and T&I balances                                  63,321         63,780         58,011         57,840





                                                                            APRIL          MARCH         FEBRUARY        JANUARY
                                                                             2004           2004           2004           2004
                                                                      ------------------------------------------------------------
ASSETS
--------------------------------------------------------------------
  AVAILABLE FOR SALE SECURITIES, AT COST                                     $6,740         $6,423         $6,565          $6,624

  PORTFOLIO LOANS:
    Commercial                                                              $19,337        $18,927        $18,843         $18,811
    Commercial construction                                                   2,274          2,228          2,249           2,257
    Real estate - commercial                                                 10,550          9,820          9,817           9,819
    Real estate - residential                                                27,649         27,105         26,950          27,167
    Home equity lines of credit                                              12,270         11,732         11,373          11,081
    Credit card and other unsecured lines of credit                           2,248          2,251          2,281           2,316
    Other consumer                                                            7,458          7,391          7,412           7,415
                                                                      ------------------------------------------------------------
      TOTAL PORTFOLIO LOANS                                                 $81,786        $79,454        $78,925         $78,866
                                                                      ===========================================================

  LOANS HELD FOR SALE OR SECURITIZATION:
    Commercial                                                                  $25             $7             $7             $25
    Commercial real estate                                                        -              -              -               -
    Mortgage:
       National City Mortgage Co.                                            11,202          9,816          9,063          11,489
       First Franklin                                                         2,015          1,490          1,945           1,488
       National City Home Loan Services (formerly Altegra)                      122              -              -               -
       Provident PCFS                                                             -              -              -               -
                                                                      ------------------------------------------------------------
    Total mortgage loans held for sale                                       13,339         11,306         11,008          12,977
    Automobile loans held for securitization                                      -              -            732             871
                                                                      ------------------------------------------------------------
      TOTAL LOANS HELD FOR SALE OR SECURITIZATION                           $13,364        $11,313        $11,747         $13,873
                                                                      ============================================================

LIABILITIES
--------------------------------------------------------------------
  DEPOSITS:
    Noninterest bearing                                                     $17,850        $16,505        $15,383         $15,068
    NOW and money market accounts                                            28,518         27,758         27,252          26,960
    Savings accounts                                                          2,550          2,400          2,350           2,354
    Consumer time                                                            13,332         12,910         13,021          13,099
                                                                      ------------------------------------------------------------
      CORE DEPOSITS                                                          62,250         59,573         58,006          57,481
    Other                                                                     1,005            838            837             896
    Foreign                                                                   7,617          6,135          6,633           6,799
                                                                      ------------------------------------------------------------
      TOTAL DEPOSITS                                                        $70,872        $66,546        $65,476         $65,176
                                                                      ============================================================
  Federal funds borrowed and security repurchase agreements                  $8,825         $8,422         $7,976          $7,431
  Borrowed funds                                                              1,550            907          1,042           2,794
  Long-term debt                                                             19,257         19,829         21,405          22,790

MEMO:
Noninterest bearing mortgage escrow principal and
  interest (P&I) balances                                                    $3,951         $3,046         $2,323          $2,035
Noninterest bearing mortgage escrow taxes and
  insurance (T&I) balances                                                    1,139          1,057            967             902
Noninterest bearing deposits excluding P&I and T&I balances                  12,760         12,402         12,093          12,131
Core deposits excluding P&I and T&I balances                                 57,160         55,470         54,716          54,544




                                                                      DECEMBER     NOVEMBER      OCTOBER     SEPTEMBER     AUGUST
                                                                        2003         2003          2003         2003        2003
                                                                  ----------------------------------------------------------------
ASSETS
------------------------------------------------------------------
  AVAILABLE FOR SALE SECURITIES, AT COST                                $6,678       $6,466       $6,455       $6,496      $6,703

  PORTFOLIO LOANS:
    Commercial                                                         $19,383      $20,228      $20,463      $20,987     $21,121
    Commercial construction                                              2,235        2,574        2,532        2,491       2,416
    Real estate - commercial                                             9,668        9,563        9,529        9,466       9,435
    Real estate - residential                                           26,672       25,387       24,627       24,828      24,041
    Home equity lines of credit                                         10,509       10,511       10,212        9,926       9,634
    Credit card and other unsecured lines of credit                      2,591        2,202        2,192        2,183       2,181
    Other consumer                                                       7,349        7,588        7,691        8,276       8,264
                                                                  ----------------------------------------------------------------
      TOTAL PORTFOLIO LOANS                                            $78,407      $78,053      $77,246      $78,157     $77,092
                                                                  ================================================================

  LOANS HELD FOR SALE OR SECURITIZATION:
    Commercial                                                             $17           $7          $15          $14         $13
    Commercial real estate                                                   -            -            -            -           -
    Mortgage:
       National City Mortgage Co.                                       12,288       14,706       19,052       24,957      26,828
       First Franklin                                                    1,263        1,400        1,500        1,361         957
       National City Home Loan Services (formerly Altegra)                   1            2          937           32           -
       Provident PCFS                                                        -            -            -            -           -
                                                                  ----------------------------------------------------------------
    Total mortgage loans held for sale                                  13,552       16,108       21,489       26,350      27,785
    Automobile loans held for securitization                               741          563          516            -           -
                                                                  ----------------------------------------------------------------
      TOTAL LOANS HELD FOR SALE OR SECURITIZATION                      $14,310      $16,678      $22,020      $26,364     $27,798
                                                                  ================================================================

LIABILITIES
------------------------------------------------------------------
  DEPOSITS:
    Noninterest bearing                                                $15,825      $16,152      $16,292      $18,313     $20,012
    NOW and money market accounts                                       27,018       26,891       26,625       26,371      26,179
    Savings accounts                                                     2,354        2,368        2,380        2,394       2,427
    Consumer time                                                       13,140       13,180       13,213       13,245      13,290
                                                                  ----------------------------------------------------------------
      CORE DEPOSITS                                                     58,337       58,591       58,510       60,323      61,908
    Other                                                                  891          964        1,755        3,014       3,739
    Foreign                                                              7,069        7,126        7,581        8,835       7,015
                                                                  ----------------------------------------------------------------
      TOTAL DEPOSITS                                                   $66,297      $66,681      $67,846      $72,172     $72,662
                                                                  ================================================================
  Federal funds borrowed and security repurchase agreements             $7,525       $8,665      $10,070      $10,214     $10,577
  Borrowed funds                                                         1,278          769          920        1,161         855
  Long-term debt                                                        23,770       25,248       26,156       27,275      27,879

MEMO:
Noninterest bearing mortgage escrow principal and
  interest (P&I) balances                                               $2,336       $2,686       $2,917       $4,653      $6,457
Noninterest bearing mortgage escrow taxes and
  insurance (T&I) balances                                                 904        1,119        1,124        1,032       1,059
Noninterest bearing deposits excluding P&I and T&I balances             12,585       12,347       12,251       12,628      12,496
Core deposits excluding P&I and T&I balances                            55,097       54,786       54,469       54,638      54,392

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                   MID-QUARTER UPDATE TO FINANCIAL SUPPLEMENT
                          CAPITALIZATION (PERIOD END)
               (IN MILLIONS, EXCEPT PER SHARE AND EMPLOYEE DATA)



                                                                              AUGUST          JULY           JUNE           MAY
                                                                               2004           2004           2004           2004
                                                                      ------------------------------------------------------------
COMMON STOCK REPURCHASE ACTIVITY
--------------------------------------------------------------------
Number of common shares repurchased                                              2.4            8.0            9.0              -
Average price per share of repurchased common shares                          $37.09         $35.72         $35.06              -
Total cost                                                                     $87.5         $286.9         $315.9              -
Common shares remaining under authorization(1)                                  30.6           33.0           41.0           50.0

Shares outstanding:
  Average basic                                                                662.9          666.4          618.4          621.5
  Average diluted                                                              677.3          678.6          625.0          627.8
  Ending common                                                                662.6          662.7          612.9          621.6



                                                                         APRIL          MARCH         FEBRUARY        JANUARY
                                                                          2004           2004           2004           2004
                                                                    ---------------------------------------------------------
COMMON STOCK REPURCHASE ACTIVITY
--------------------------------------------------------------------
Number of common shares repurchased                                          -              -             .8             1.4
Average price per share of repurchased common shares                         -              -         $34.86          $34.32
Total cost                                                                   -              -          $29.0           $46.4
Common shares remaining under authorization(1)                            50.0           50.0           50.0            26.4

Shares outstanding:
  Average basic                                                          617.3          606.4          605.4           605.9
  Average diluted                                                        623.6          613.8          612.2           611.8
  Ending common                                                          621.3          606.6          605.5           605.7



                                                                         DECEMBER    NOVEMBER    OCTOBER     SEPTEMBER     AUGUST
                                                                           2003        2003        2003        2003         2003
                                                                     ------------------------------------------------------------
COMMON STOCK REPURCHASE ACTIVITY
--------------------------------------------------------------------
Number of common shares repurchased                                          2.3         1.0         1.5          5.3           -
Average price per share of repurchased common shares                      $33.62      $32.76      $30.67       $30.10           -
Total cost                                                                 $77.0       $32.7       $45.0       $160.3           -
Common shares remaining under authorization(1)                              27.8        30.1        31.1         32.6        37.9

Shares outstanding:
  Average basic                                                            606.9       607.8       608.2        612.7       614.3
  Average diluted                                                          612.6       613.1       612.5        616.6       619.4
  Ending common                                                            606.0       607.4       607.9        609.1       614.3


(1) In February 2004, National City Corporation's Board of Directors authorized the repurchase of up to 50 million shares of issued and outstanding common stock, replacing all previous authorizations



              FULL-TIME EQUIVALENT EMPLOYEES BY LINE OF BUSINESS(1)


                                                                              AUGUST          JULY           JUNE           MAY
                                                                               2004           2004           2004           2004
                                                                      ------------------------------------------------------------
LINE OF BUSINESS STAFF:
  Consumer and Small Business Financial Services                              12,733         12,881         12,334         12,229
  Wholesale Banking                                                            2,246          2,277          1,672          1,680
  National City Mortgage Co.(2)                                                7,709          7,719          7,800          7,776
  National Consumer Finance(2)
     First Franklin Financial Corporation                                      2,450          2,369          2,241          2,157
     National City Home Loan Services                                            326            332            338            338
     National Home Equity                                                        429            437            391            365
     National City Warehouse Resources                                            64             66              -              -
     Provident PCFS                                                              448            455              -              -
                                                                      ------------------------------------------------------------
  Total National Consumer Finance                                              3,717          3,659          2,970          2,860
  Asset Management                                                             1,533          1,567          1,511          1,494
  National Processing                                                          1,621          1,673          1,655          1,639

CORPORATE SUPPORT STAFF(3)                                                     7,018          7,199          6,120          5,988
                                                                      ------------------------------------------------------------
  TOTAL EMPLOYEES                                                             36,577         36,975         34,062         33,666
                                                                      ============================================================



                                                                          APRIL          MARCH         FEBRUARY        JANUARY
                                                                           2004           2004           2004           2004
                                                                      ---------------------------------------------------------
LINE OF BUSINESS STAFF:
  Consumer and Small Business Financial Services                          12,232         11,996         11,966          12,049
  Wholesale Banking                                                        1,665          1,582          1,565           1,560
  National City Mortgage Co.(2)                                            7,798          7,678          7,691           7,789
  National Consumer Finance(2)
     First Franklin Financial Corporation                                  2,072          2,012          1,970           1,960
     National City Home Loan Services                                        331            328            337             346
     National Home Equity                                                    331            312            305             308
     National City Warehouse Resources                                         -              -              -               -
     Provident PCFS                                                            -              -              -               -
                                                                      ---------------------------------------------------------
  Total National Consumer Finance                                          2,734          2,652          2,612           2,614
  Asset Management                                                         1,497          1,483          1,489           1,491
  National Processing                                                      1,660          1,671          1,683           1,693

CORPORATE SUPPORT STAFF(3)                                                 6,026          5,974          6,007           6,032
                                                                      ---------------------------------------------------------
  TOTAL EMPLOYEES                                                         33,612         33,036         33,013          33,228
                                                                      ==========================================================



                                                                         DECEMBER    NOVEMBER    OCTOBER     SEPTEMBER      AUGUST
                                                                           2003        2003        2003        2003          2003
                                                                      -------------------------------------------------------------
LINE OF BUSINESS STAFF:
  Consumer and Small Business Financial Services                          12,093      11,945      11,876       11,794       11,853
  Wholesale Banking                                                        1,562       1,563       1,575        1,574        1,587
  National City Mortgage Co.(2)                                            7,852       7,928       8,072        8,191        8,419
  National Consumer Finance(2)
     First Franklin Financial Corporation                                  1,943       1,902       1,853        1,721        1,648
     National City Home Loan Services                                        357         353         347          352          354
     National Home Equity                                                    311         303         300          283          288
     National City Warehouse Resources                                         -           -           -            -            -
     Provident PCFS                                                            -           -           -            -            -
                                                                      -------------------------------------------------------------
  Total National Consumer Finance                                          2,611       2,558       2,500        2,356        2,290
  Asset Management                                                         1,510       1,516       1,508        1,505        1,499
  National Processing                                                      1,693       1,691       1,677        1,705        1,751

CORPORATE SUPPORT STAFF(3)                                                 6,010       6,038       6,036        6,063        6,094
                                                                      -------------------------------------------------------------
  TOTAL EMPLOYEES                                                         33,331      33,239      33,244       33,188       33,493
                                                                      =============================================================

(1)  Represents period-end, active, full-time equivalent employees

(2) Effective January 1, 2004, National City Mortgage Co. was designated as a separate line of business.

(3) Personnel expense associated with corporate staff are allocated to the lines of business either directly based on usage or indirectly as part of the general overhead allocation process

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                   MID-QUARTER UPDATE TO FINANCIAL SUPPLEMENT
      CONSUMER AND SMALL BUSINESS FINANCIAL SERVICES PERFORMANCE MEASURES


                                                     AUGUST      JULY    JUNE       MAY      APRIL     MARCH    FEBRUARY JANUARY
                                                      2004       2004    2004       2004      2004      2004      2004    2004
                                                    ------------------------------------------------------------------------------
AVERAGE TOTAL DEPOSITS (IN MILLIONS)                 $52,355   $52,703  $48,659    $48,653   $48,290   $46,724   $46,341  $46,187

PERIOD-END DEPOSIT ACCOUNT METRICS
---------------------------------
PERSONAL DEPOSITS(1):
Number of accounts (in thousands):
     Noninterest bearing checking                                         1,661      1,659     1,664     1,651     1,648    1,646
     Interest bearing checking(2)                                           750        744       739       720       717      715
     Money market savings                                                   496        483       471       457       455      455
     Regular savings                                                        806        823       836       824       825      823
                                                    ------------------------------------------------------------------------------
          TOTAL PERSONAL DEPOSIT ACCOUNTS              3,922     3,921    3,713      3,709     3,710     3,652     3,645    3,639
                                                    ==============================================================================

Average account size:
     Noninterest bearing checking                                        $2,001     $2,128    $2,170    $1,956    $2,055   $1,981
     Interest bearing checking(2)                                        10,548     10,985    11,096    11,095    11,103   11,034
     Money market savings                                                28,869     30,100    30,802    30,743    30,649   30,501
     Regular savings                                                      2,822      2,812     2,776     2,607     2,543    2,521
                                                    ------------------------------------------------------------------------------
          TOTAL AVERAGE ACCOUNT SIZE                  $7,228    $7,389   $7,493     $7,696    $7,716    $7,505    $7,518   $7,450
                                                    ==============================================================================
BUSINESS DEPOSITS:
Number of accounts (in thousands)(2)                     367       365      336        334       332       320       317      315
Average account size(2)                              $20,636   $21,147  $19,775    $19,761   $19,356   $19,587   $18,942  $18,518

TIME DEPOSITS:

Number of accounts (in thousands)                        936       936      805        803       809       782       789      796
Average account size                                 $16,927   $16,832  $16,451    $16,290   $16,160   $15,900   $15,917  $15,856

CONSUMER LOAN PRODUCTION METRICS (# OF LOANS)(3)
------------------------------------------------
Installment loan originations:
  Home equity(4)                                       3,159     2,375    2,414      2,565     2,369     2,568     1,661    1,476
  Other(5)                                             1,518     1,574    1,762      1,571     1,727     1,739     1,213    1,286
Home equity and other lines of credit                  6,160     9,865    7,314      8,121     7,163     6,402     4,519    4,368
                                                    ------------------------------------------------------------------------------
     TOTAL CONSUMER LOAN ORIGINATIONS                 10,387    13,814   11,490     12,257    11,259    10,709     7,393    7,130
                                                    ==============================================================================
BANK BRANCHES AND OTHER
-----------------------
Total bank branches                                    1,207     1,207    1,142      1,146     1,143     1,107     1,107    1,111
ATMs                                                   2,106     2,101    1,642      1,631     1,624     1,565     1,567    1,568
Online banking customers                             998,996   975,756  900,074    880,017   869,162   850,784   831,194  812,401





                                                             DECEMBER       NOVEMBER       OCTOBER        SEPTEMBER        AUGUST
                                                               2003           2003           2003           2003            2003
                                                       ----------------------------------------------------------------------------
AVERAGE TOTAL DEPOSITS (IN MILLIONS)                          $46,509        $46,526        $46,298         $46,126        $46,107

PERIOD-END DEPOSIT ACCOUNT METRICS
---------------------------------
PERSONAL DEPOSITS(1):
Number of accounts (in thousands):
     Noninterest bearing checking                               1,645          1,643          1,643           1,641          1,632
     Interest bearing checking(2)                                 713            713            712             709            705
     Money market savings                                         456            458            458             457            454
     Regular savings                                              824            828            834             841            846
                                                       ----------------------------------------------------------------------------
          TOTAL PERSONAL DEPOSIT ACCOUNTS                       3,638          3,642          3,647           3,648          3,637
                                                       ============================================================================

Average account size:
     Noninterest bearing checking                              $1,916         $1,917         $1,936          $1,833         $1,991
     Interest bearing checking(2)                              11,128         11,099         11,015          10,796         11,047
     Money market savings                                      30,369         30,500         30,372          30,298         30,329
     Regular savings                                            2,519          2,518          2,517           2,498          2,525
                                                       ----------------------------------------------------------------------------
          TOTAL AVERAGE ACCOUNT SIZE                           $7,422         $7,444         $7,411          $7,292         $7,409
                                                       ============================================================================
BUSINESS DEPOSITS:
Number of accounts (in thousands)(2)                              315            313            310             308            304
Average account size(2)                                       $19,006        $19,298        $19,423         $19,269        $19,307

TIME DEPOSITS:

Number of accounts (in thousands)                                 801            806            813             818            825
Average account size                                          $15,816        $15,780        $15,676         $15,622        $15,557

CONSUMER LOAN PRODUCTION METRICS (# OF LOANS)(3)
------------------------------------------------
Installment loan originations:
  Home equity(4)                                                2,225          2,178          2,915           6,967          4,644
  Other(5)                                                      1,391          1,453          1,732           2,681          1,442
Home equity and other lines of credit                           5,039          5,580          6,721           6,749          8,616
                                                       ----------------------------------------------------------------------------
     TOTAL CONSUMER LOAN ORIGINATIONS                           8,655          9,211         11,368          16,397         14,702
                                                       ============================================================================
BANK BRANCHES AND OTHER
-----------------------
Total bank branches                                             1,114          1,122          1,120           1,122          1,124
ATMs                                                            1,574          1,579          1,572           1,580          1,582
Online banking customers                                      793,910        775,924        760,797         740,976        717,039


(1)      Detail by deposit type not presented: Provident data not yet available

(2) Restated to reflect the transfer of deposits to the Wholesale Banking line of business in January 2004

(3) Excludes Dealer Finance, Education Finance, and National City Card Services. Additionally, home equity loans generated by the National Home Equity division of the National Consumer Finance line of business are excluded from these metrics.

(4) Represents closed-end home equity installment loans included in real estate residential portfolio loans on the consolidated balance sheet

(5) Includes automobile, truck, boat, recreational vehicle, and other secured installment loans

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                   MID-QUARTER UPDATE TO FINANCIAL SUPPLEMENT
                     ASSET MANAGEMENT PERFORMANCE MEASURES
                                ($ IN MILLIONS)


                                                   AUGUST     JULY      JUNE       MAY      APRIL     MARCH    FEBRUARY  JANUARY
                                                    2004      2004      2004      2004      2004      2004      2004      2004
                                                  ---------------------------------------------------------------------------------
ASSETS UNDER ADMINISTRATION
--------------------------------------------------

  Managed assets:
     Value at beginning of period                    $60,984   $59,757   $59,741   $58,892   $59,730   $61,037   $60,353   $59,708
     Acquisition                                           -     3,218        -         -       645         -         -         -
     Estimated change due to market impact               360    (1,327)      919       124      (785)     (370)      597       807
     Other activity, net                                (601)    (664)      (903)      725      (698)     (937)       87      (162)
                                                  ---------------------------------------------------------------------------------
     Value at end of period                           60,743    60,984    59,757    59,741    58,892    59,730    61,037    60,353
                                                  ---------------------------------------------------------------------------------

  Non-managed assets:
     Value at beginning of period                     46,635    41,096    51,689    52,320    52,219    52,564    51,815    52,139
     Acquisition                                           -     6,710         -         -        54         -         -         -
     Divestiture(1)                                        -         -   (10,805)        -         -         -         -         -
     Estimated change due to market impact               121      (747)      358       237      (513)     (450)      660       321
     Other activity, net                                 435      (424)     (146)     (868)      560       105        89      (645)
                                                  ---------------------------------------------------------------------------------
     Value at end of period                           47,191    46,635    41,096    51,689    52,320    52,219    52,564    51,815
                                                  ---------------------------------------------------------------------------------
     TOTAL ASSETS AT END OF PERIOD                  $107,934  $107,619  $100,853  $111,430  $111,212  $111,949  $113,601  $112,168
                                                  =================================================================================

  PROPRIETARY MUTUAL FUND ASSETS (included above)    $13,308   $13,611   $14,131   $14,042   $14,031   $14,361   $14,892   $14,988


                                                          DECEMBER       NOVEMBER       OCTOBER        SEPTEMBER        AUGUST
                                                            2003           2003           2003           2003            2003
                                                     ----------------------------------------------------------------------------
ASSETS UNDER ADMINISTRATION
--------------------------------------------------

  Managed assets:
     Value at beginning of period                           $58,286        $58,900        $58,609         $58,815        $58,017
     Acquisition                                                  -              -              -               -              -
     Estimated change due to market impact                    1,344            436          1,134             306            144
     Other activity, net                                         78         (1,050)          (843)           (512)           654
                                                     ----------------------------------------------------------------------------
     Value at end of period                                  59,708         58,286         58,900          58,609         58,815
                                                     ----------------------------------------------------------------------------

  Non-managed assets:
     Value at beginning of period                            50,565         49,550         48,317          49,147         48,125
     Acquisition                                                  -              -              -               -              -
     Divestiture(1)                                               -              -              -               -              -
     Estimated change due to market impact                    1,281            417          1,628            (635)           702
     Other activity, net                                        293            598           (395)           (195)           320
                                                     ----------------------------------------------------------------------------
     Value at end of period                                  52,139         50,565         49,550          48,317         49,147
                                                     ----------------------------------------------------------------------------
     TOTAL ASSETS AT END OF PERIOD                         $111,847       $108,851       $108,450        $106,926       $107,962
                                                     ============================================================================

  PROPRIETARY MUTUAL FUND ASSETS (included above)           $15,335        $14,835        $15,024         $14,850        $15,358


(1) Relates to the sale of the Corporate Trust Bond Administration business on June 30, 2004




                          MORTGAGE BANKING STATISTICS
                                ($ IN MILLIONS)

                                                      AUGUST      JULY      JUNE      MAY     APRIL     MARCH   FEBRUARY  JANUARY
                                                       2004       2004      2004      2004     2004      2004     2004     2004
                                                     ------------------------------------------------------------------------------
PRODUCTION DATA
--------------------------------------------------
APPLICATIONS:(1)
National City Mortgage Co. (NCMC)                      $9,096     $8,221    $8,429    $7,845   $9,032   $13,982   $8,315    $8,196
First Franklin                                          4,492      4,385     5,920     5,127    4,656     3,809    3,450     2,739
                                                     ------------------------------------------------------------------------------
   TOTAL APPLICATIONS                                 $13,588    $12,606   $14,349   $12,972  $13,688   $17,791  $11,765   $10,935
                                                     ==============================================================================
Percentage of NCMC applications
 represented by refinances                                48%        42%       39%       41%      49%       66%      59%       60%

ORIGINATIONS:
NCMC Retail                                            $2,231     $2,086    $2,391    $2,623   $3,532    $2,906   $2,102    $1,567
NCMC Wholesale                                          2,607      2,349     2,496     2,559    3,651     3,271    2,354     1,869
                                                     ------------------------------------------------------------------------------
     Total NCMC originations for sale                   4,838      4,435     4,887     5,182    7,183     6,177    4,456     3,436
Total First Franklin loan originations                  2,666      2,742     3,556     2,786    2,440     2,463    1,716     1,494
Less:  portfolio loan originations                     (1,013)    (1,049)   (1,285)     (880)    (891)     (684)    (429)        -
                                                     ------------------------------------------------------------------------------
     Total First Franklin originations for sale         1,653      1,693     2,271     1,906    1,549     1,779    1,287     1,494
                                                     ------------------------------------------------------------------------------
   TOTAL LOANS ORIGINATED FOR SALE                     $6,491     $6,128    $7,158    $7,088   $8,732    $7,956   $5,743    $4,930
                                                     ==============================================================================
Percentage of NCMC originations
 represented by refinances                                 43%        39%       42%       53%      67%       64%      63%       54%

LOAN SALES
--------------------------------------------------
NCMC                                                   $4,253     $5,588    $5,602    $5,899   $5,546    $4,631   $4,740    $6,326
First Franklin                                          2,625      1,263     2,317     1,358    1,212     2,505      129     1,799
                                                     ------------------------------------------------------------------------------
   TOTAL MORTGAGE LOAN SALES                           $6,878     $6,851    $7,919    $7,257   $6,758    $7,136   $4,869    $8,125
                                                     ==============================================================================
SERVICING DATA
--------------------------------------------------
Total mortgage loans serviced for third parties      $150,290   $149,293  $146,958  $144,859 $143,750  $144,598 $145,888  $144,679


                                                             DECEMBER       NOVEMBER       OCTOBER        SEPTEMBER        AUGUST
                                                               2003           2003           2003           2003            2003
                                                       ----------------------------------------------------------------------------
PRODUCTION DATA
--------------------------------------------------
APPLICATIONS:(1)
National City Mortgage Co. (NCMC)                              $6,167         $6,272         $8,109          $8,705         $8,581
First Franklin                                                  2,795          3,694          3,891           3,638          4,202
                                                       ----------------------------------------------------------------------------
   TOTAL APPLICATIONS                                          $8,962         $9,966        $12,000         $12,343        $12,783
                                                       ============================================================================
Percentage of NCMC applications
 represented by refinances                                        54%            52%            51%             52%            51%

ORIGINATIONS:
NCMC Retail                                                    $2,116         $1,931         $2,342          $3,336         $5,240
NCMC Wholesale                                                  2,480          2,254          3,066           3,766          5,330
                                                       ----------------------------------------------------------------------------
     Total NCMC originations for sale                           4,596          4,185          5,408           7,102         10,570
Total First Franklin loan originations                          2,070          1,845          2,288           2,147          2,131
Less:  portfolio loan originations                             (1,112)        (1,268)          (847)         (1,170)        (1,014)
                                                       ----------------------------------------------------------------------------
     Total First Franklin originations for sale                   958            577          1,441             977          1,117
                                                       ----------------------------------------------------------------------------
   TOTAL LOANS ORIGINATED FOR SALE                             $5,554         $4,762         $6,849          $8,079        $11,687
                                                       ============================================================================
Percentage of NCMC originations
 represented by refinances                                         51%            52%            54%             60%            72%

LOAN SALES
--------------------------------------------------
NCMC                                                           $4,061         $7,798        $10,305         $11,212        $10,023
First Franklin                                                    265            972          1,142             984            711
                                                       ----------------------------------------------------------------------------
   TOTAL MORTGAGE LOAN SALES                                   $4,326         $8,770        $11,447         $12,196        $10,734
                                                       ============================================================================
SERVICING DATA
--------------------------------------------------
Total mortgage loans serviced for third parties              $141,146       $139,979       $135,678        $129,127       $123,630

(1) Represents applications for both loans originated for sale and to be held in portfolio

                                   UNAUDITED
                           NATIONAL CITY CORPORATION
                   MID-QUARTER UPDATE TO FINANCIAL SUPPLEMENT
             FIRST FRANKLIN ORIGINATION AND PORTFOLIO STATISTICS(1)
                                ($ IN MILLIONS)


                                               AUGUST    JULY       JUNE       MAY      APRIL     MARCH    FEBRUARY  JANUARY
                                                2004     2004       2004       2004      2004      2004      2004     2004
                                              --------------------------------------------------------------------------------
PRODUCTION DATA
----------------------------------------------
ORIGINATIONS:
  Total First Franklin originations             $2,666   $2,742     $3,556     $2,786    $2,440    $2,463    $1,716    $1,494
  Weighted-average note rate                      7.08%    7.04%      6.74%      6.61%     6.61%     6.64%     6.71%     6.85%
  Weighted-average credit score(2)                 653      654        660        660       654       651       651       652

SALES:
  Total sales of First Franklin loans to
   third parties                                $2,625   $1,263     $2,317     $1,358    $1,212    $2,505      $129    $1,799
  Total production revenue                          66       25         81         44        40        85        12        44

PORTFOLIO STATISTICS(3)
----------------------------------------------
Period-end portfolio balance                   $17,729  $17,369    $16,714    $16,436   $16,062   $15,627   $15,557   $15,930
Weighted-average note rate                        6.83%    6.83%      6.84%      6.91%     6.98%     7.06%     7.13%     7.15%
Weighted-average loan size                    $126,552 $128,843   $131,240   $129,969  $128,621  $126,960  $126,186  $126,637
Weighted-average credit score(2)(4)                650      650        649        648       647       648       648       647
First-lien weighted-average loan-to-value
 ratio(5)                                        77.82%   77.83%     77.85%     77.94%    77.86%    77.84%    77.85%    77.91%


                                                     DECEMBER       NOVEMBER       OCTOBER        SEPTEMBER        AUGUST
                                                       2003           2003           2003           2003            2003
                                               ----------------------------------------------------------------------------
PRODUCTION DATA
----------------------------------------------
ORIGINATIONS:
  Total First Franklin originations                    $2,070         $1,845         $2,288          $2,147         $2,131
  Weighted-average note rate                             6.99%          7.05%          6.95%           6.94%          6.83%
  Weighted-average credit score(2)                        651            652            655             659            662

SALES:
  Total sales of First Franklin loans to
   third parties                                         $265           $972         $1,142            $984           $711
  Total production revenue                                  4             26             35              36             24

PORTFOLIO STATISTICS(3)
----------------------------------------------
Period-end portfolio balance                          $15,137        $14,529        $13,791         $13,183        $12,527
Weighted-average note rate                               7.19%          7.23%          7.32%           7.43%          7.55%
Weighted-average loan size                           $127,556       $128,813       $126,742        $124,772       $123,036
Weighted-average credit score(2)(4)                       649            648            647             648            647
First-lien weighted-average loan-to-value
 ratio(5)                                               77.89%         77.89%         77.86%          77.82%         77.80%

(1) First Franklin loans represent nonconforming residential real estate loans originated by First Franklin Financial Corp., a wholly-owned subsidiary of National City Corporation and a division of the National Consumer Finance line of business.

(2) Represents the Fair Isaac Corporation FICO(R) score, a benchmark credit rating system used by most financial companies and National City Corporation. National City is not affiliated with Fair Isaac
    Corporation and obtains FICO(R) scores from third-party credit bureaus.

(3) Represents statistics on First Franklin loans retained in the residential real estate portfolio.

(4) Based upon most recent available FICO(R) score for borrowers. FICO(R) scores are updated quarterly.

(5) Based upon period-end first-lien mortgage loan balance divided by the most recent obtained value of the underlying mortgaged property.



                                       10